CLOUGH GLOBAL EQUITY FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On May 31, 2016, the Clough Global Equity Fund (NYSE MKT: GLQ) (the “Fund”), a closedend fund, paid a monthly distribution on its common stock of $0.1150 per share to shareholders of record at the close of business on May 18, 2016.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized shortterm capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount.  These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.1150	100.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.1150	100.00%

Fiscal Year-to-Date Cumulative Distributions from:	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.6900	85.71%
Return of Capital or other Capital Source	0.1150	14.29%
Total (per common share)	0.8050	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2015 through 4/30/2016)
Annualized Distribution Rate as a Percentage of NAV^	10.62%
Cumulative Distribution Rate on NAV^	6.20%
Cumulative Total Return on NAV*	-8.63%

Average Annual Total Return on NAV for the 5 Year Period Ending 4/30/2016**	2.93%

^	Based on the Fund’s NAV as of April 30, 2016.

*
Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2015 through April 30, 2016.

**
The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund.  The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available.  The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment.  The Fund’s distribution policy is subject to modification by the Board of Trustees at any time.  The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

CLOUGH GLOBAL EQUITY FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On June 30, 2016, the Clough Global Equity Fund (NYSE MKT: GLQ) (the “Fund”), a closedend fund, paid a monthly distribution on its common stock of $0.1150 per share to shareholders of record at the close of business on June 17, 2016.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder.  The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized shortterm capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount.  These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.1150	100.00%
Return of Capital or other Capital Source	0.0000	0.00%
Total (per common share)	0.1150	100.00%

Fiscal Year-to-Date Cumulative Distributions from:	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.8050	87.50%
Return of Capital or other Capital Source	0.1150	12.50%
Total (per common share)	0.9200	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2015 through 5/31/2016)
Annualized Distribution Rate as a Percentage of NAV^	10.51%
Cumulative Distribution Rate on NAV^	7.01%
Cumulative Total Return on NAV*	-6.67%

Average Annual Total Return on NAV for the 5 Year Period Ending 5/31/2016**	3.87%

^	Based on the Fund’s NAV as of May 31, 2016.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2015 through May 31, 2016.

**
The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund.  The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available.  The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment.  The Fund’s distribution policy is subject to modification by the Board of Trustees at any time.  The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

CLOUGH GLOBAL EQUITY FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On July 29, 2016, the Clough Global Equity Fund (NYSE MKT: GLQ) (the “Fund”), a closedend fund, paid a monthly distribution on its common stock of $0.1150 per share to shareholders of record at the close of business on July 18, 2016.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder.  The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized shortterm capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount.  These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0939	81.65%
Return of Capital or other Capital Source	0.0211	18.35%
Total (per common share)	0.1150	100.00%

Fiscal Year-to-Date Cumulative Distributions from:	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.8989	86.85%
Return of Capital or other Capital Source	0.1361	13.15%
Total (per common share)	1.0350	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2015 through 6/30/2016)
Annualized Distribution Rate as a Percentage of NAV^	10.69%
Cumulative Distribution Rate on NAV^	8.02%
Cumulative Total Return on NAV*	-7.26%

Average Annual Total Return on NAV for the 5 Year Period Ending 6/30/2016**	4.27%

Past performance is not indicative of future results.

^	Based on the Fund’s NAV as of June 30, 2016.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2015 through June 30, 2016.

**
The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund.  The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available.  The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment.  The Fund’s distribution policy is subject to modification by the Board of Trustees at any time.  The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

CLOUGH GLOBAL EQUITY FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On August 31, 2016, the Clough Global Equity Fund (NYSE MKT: GLQ) (the “Fund”), a closedend fund, paid a monthly distribution on its common stock of $0.0989 per share to shareholders of record at the close of business on August 19, 2016.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder.  The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized shortterm capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount.  These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0989	100.00%
Total (per common share)	0.0989	100.00%

Fiscal Year-to-Date Cumulative Distributions from:	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.8989	79.28%
Return of Capital or other Capital Source	0.2350	20.72%
Total (per common share)	1.1339	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2015 through 7/31/2016)
Annualized Distribution Rate as a Percentage of NAV^	8.92%
Cumulative Distribution Rate on NAV^	8.53%
Cumulative Total Return on NAV*	-3.47%

Average Annual Total Return on NAV for the 5 Year Period Ending 7/31/2016**	5.19%

Past performance is not indicative of future results.

^	Based on the Fund’s NAV as of July 31, 2016.

*	Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2015 through July 31, 2016.

**
The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund.  The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available.  The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment.  The Fund’s distribution policy is subject to modification by the Board of Trustees at any time.  The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

CLOUGH GLOBAL EQUITY FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On September 30, 2016, the Clough Global Equity Fund (NYSE MKT: GLQ) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0989 per share to shareholders of record at the close of business on September 16, 2016.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder.  The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized shortterm capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount.  These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0989	100.00%
Total (per common share)	0.0989	100.00%

Fiscal Year-to-Date Cumulative Distributions from:	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.8989	72.92%
Return of Capital or other Capital Source	0.3339	27.08%
Total (per common share)	1.2328	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2015 through 8/31/2016)
Annualized Distribution Rate as a Percentage of NAV^	8.80%
Cumulative Distribution Rate on NAV^	9.14%
Cumulative Total Return on NAV*	-1.25%

Average Annual Total Return on NAV for the 5 Year Period Ending 8/31/2016**	7.27%

Past performance is not indicative of future results.

^	Based on the Fund’s NAV as of August 31, 2016.

*
Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2015 through August 31, 2016.

**
The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund.  The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available.  The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment.  The Fund’s distribution policy is subject to modification by the Board of Trustees at any time.  The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.

CLOUGH GLOBAL EQUITY FUND

Statement Pursuant to Section 19(a) of the Investment Company Act of 1940

On October 31, 2016, the Clough Global Equity Fund (NYSE MKT: GLQ) (the “Fund”), a closed-end fund, paid a monthly distribution on its common stock of $0.0989 per share to shareholders of record at the close of business on October 19, 2016.

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted thereunder.  The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized shortterm capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount.  These percentages are disclosed for the current distribution as well as the fiscal year-to-date cumulative distribution amount per share for the Fund.

Current Distribution from:	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.0000	0.00%
Return of Capital or other Capital Source	0.0989	100.00%
Total (per common share)	0.0989	100.00%

Fiscal Year-to-Date Cumulative Distributions from:	Per Share ($)%
Net Investment Income	0.0000	0.00%
Net Realized Short-Term Capital Gain	0.0000	0.00%
Net Realized Long-Term Capital Gain	0.8989	67.50%
Return of Capital or other Capital Source	0.4328	32.50%
Total (per common share)	1.3317	100.00%

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and not for tax reporting purposes.  The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’

Presented below are return figures, based on the change in the Fund’s Net Asset Value per share (“NAV”), compared to the annualized distribution rate for this current distribution as a percentage of the NAV on the last business day of the month prior to distribution record date.

Fund Performance & Distribution Information

Fiscal Year to Date (11/01/2015 through 9/30/2016)
Annualized Distribution Rate as a Percentage of NAV^	8.85%
Cumulative Distribution Rate on NAV^	9.93%
Cumulative Total Return on NAV*	-0.99%

Average Annual Total Return on NAV for the 5 Year Period Ending 9/30/2016**	9.85%

Past performance is not indicative of future results.

^	Based on the Fund’s NAV as of September 30, 2016.

*
Cumulative fiscal year-to-date return is based on the change in NAV including distributions paid and assuming reinvestment of these distributions for the period November 1, 2015 through September 30, 2016.

**
The 5 year average annual total return is based on change in NAV including distributions paid and assuming reinvestment of these distributions and is through the last business day of the month prior to the month of the current distribution record date.

While the NAV performance may be indicative of the Fund’s investment performance, it does not measure the value of a shareholder’s investment in the Fund.  The value of a shareholder’s investment in the Fund is determined by the Fund’s market price, which is based on the supply and demand for the Fund’s shares in the open market. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

Furthermore, the Board of Trustees reviews the amount of any potential distribution and the income, capital gain or capital available.  The Board of Trustees will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s net asset value and the financial market environment.  The Fund’s distribution policy is subject to modification by the Board of Trustees at any time.  The distribution rate should not be considered the dividend yield or total return on an investment in the Fund.